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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      September 1, 1998 (August 26, 1998)



                               REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



         Tennessee                       333-52943               62-1412720
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



7132 Commercial Park Drive, Knoxville, Tennessee                     37918
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    (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (423) 922-1123



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets.
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         On August 26, 1998, pursuant to and subject to the terms and conditions of an Agreement and Plan of Merger, dated as of August 20, 1998 (the "Merger Agreement"), among Regal Cinemas, Inc., a Tennessee corporation (the "Company"), Knoxville Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Acquisition Corp."), and Act III Cinemas, Inc. ("Act III"), Act III was merged with Acquisition Corp. (the "Merger"), with Act III surviving. Each share of Act III common stock was converted into the right to receive one share of the Company's common stock.

         On August 26, 1998, the Company issued a press release (the "Press Release") concerning the Merger.

         The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Press Release, which are attached hereto and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.
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(a) & (b)         Financial Statements of Business Acquired and Pro Forma
                  Financial Information.

                  The Registrant believes that (i) it is impracticable prior to the filing of this Current Report on Form 8-K to complete preparation of the financial statements required to be filed pursuant to Rule 3-05 of Regulation S-X and the pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X, and (ii) such information will be available, and will be filed by the Registrant with the Securities and Exchange Commission as promptly as practicable, within 60 days after this Current Report on Form 8-K is required to be filed.

(c)      Exhibits.

         2.1 Agreement and Plan of Merger, dated August 20, 1998, among Regal Cinemas, Inc., Knoxville Acquisition Corp. and Act III Cinemas, Inc.

         99.1     Press Release




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REGAL CINEMAS, INC.


Date:    September 4, 1998              By: /s/ Lewis Frazer III
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                                            Lewis Frazer III
                                            Executive Vice President and Chief
                                            Financial Officer




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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated August 20, 1998, among Regal Cinemas, Inc., Knoxville Acquisition Corp. and Act III Cinemas, Inc.

         99.1     Press Release